EXHIBIT 10.41

FIRST AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

Dated as of September 24, 2004

among

WILLIS LEASE FINANCE CORPORATION,
as Borrower,

NATIONAL CITY BANK,
as Administrative Agent and Bank,

FORTIS BANK (NEDERLAND) N.V.,
as Structuring Agent, Security Agent and Bank,

and

CDC FINANCE - CDC IXIS

Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 24, 2004 (this “Amendment”), is entered into by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), NATIONAL CITY BANK, as Administrative Agent and as Bank, FORTIS BANK (NEDERLAND) N.V., as Security Agent, Structuring Agent and as Bank, and CDC FINANCE – CDC IXIS, a corporation organized and existing under the laws of the Republic of France (“CDC”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Structuring Agent, and the Security Agent (in their respective capacities as Agents and Banks) and the Banks have entered into that certain Amended and Restated Credit Agreement dated as of June 29, 2004 (the “Agreement”) pursuant to which the Banks have agreed to make available to the Borrower a revolving credit facility used for the purchase or refinance of Engines and Equipment;

WHEREAS, pursuant to Section 2.1(a) of the Agreement, the Aggregate Revolving Loan Commitment may be increased to not more than One Hundred Seventy Five Million Dollars ($175,000,000) prior to September 27, 2004; and

WHEREAS, CDC has agreed to commit the amount of Ten Million Dollars ($10,000,000) toward the Aggregate Revolving Loan Commitment, and National City Bank has agreed to increase its Revolving Loan Commitment by Two Million Five Hundred Thousand Dollars ($2,500,000), as set forth herein.

NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

AGREEMENT

Section 1.               Definitions.  Terms not defined herein shall have the meanings ascribed thereto in the Agreement.

Section 2.               Acknowledgment of Waiver of Assignment Fee of Section 11.4.  The $5,000 assignment fee as required pursuant to Section 11.4 of the Agreement for Participations and Assignments is hereby waived for CDC for purposes of its pending November 1, 2004 merger into CDC IXIS Capital Markets.

Section 3.               Exhibits.  Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto, and CDC shall be deemed a “Bank” for all purposes of the Agreement.

Section 4.               Ratification.  Except as amended hereby, the Agreement, as heretofore supplemented, amended, assigned and modified shall continue and shall remain in full force and effect and is hereby ratified in all respects.  From and after the date hereof, any and all references to the “Agreement” shall be deemed to refer to the Agreement as amended hereby.

Section 5.               Governing Law; Severability; Construction of Amendment.  THIS AMENDMENT SHALL BE GOVERNED BY AND BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CALIFORNIA OR FEDERAL PRINCIPLES OF CONFLICTS OF LAWS.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.  Otherwise, any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating any of the remaining provisions hereof, and any such prohibition or unenforceability in any one or more jurisdictions shall not invalidate or render unenforceable such provisions in other jurisdictions.

Section 6.               Counterparts; Effectiveness.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when the Administrative Agent shall have received signed counterparts or notice by fax of the signature page that the counterpart has been signed and is being delivered to it or facsimile that such counterparts have been signed by all the parties hereto or thereto.

Section 7.               Headings.  All section headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provision of this Amendment.

Section 8.               Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto that (i) this Amendment has been duly authorized, executed and delivered by it and (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

*    *    *

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

WILLIS LEASE FINANCE
CORPORATION

By
Name:
Title:

Notices to:

2320 Marinship Way

Suite 300

Sausalito, CA  94965

Fax No. (415) 331-5167

Attention:  General Counsel

Email: tnord@willislease.com

NATIONAL CITY BANK,
as Administrative Agent

By
Name:
Title:

Notices To:

Christos Kytzidis

Vice President

National City Bank

One South Broad

14th Floor, Locator 01-5997

Philadelphia, PA  19107

Telephone:  267-256-4092

Facsimile:  267-256-4001

Email:  chris.kytzidis@nationalcity.com

with a copy to:

Scott Lankford

Sr. Loan Administrator

National City Bank

1900 E. Ninth Street

Cleveland, Ohio  44114

NATIONAL CITY BANK

By
Name:
Title:

Notices To:

Christos Kytzidis

Vice President

National City Bank

One South Broad

14th Floor, Locator 01-5997

Philadelphia, PA  19107

Telephone:  267-256-4092

Facsimile:  267-256-4001

Email:  chris.kytzidis@nationalcity.com

with a copy to:

Scott Lankford

Sr. Loan Administrator

National City Bank

1900 E. Ninth Street

Cleveland, Ohio  44114

FORTIS BANK (NEDERLAND) N.V.,
as Structuring Agent

By
Name:
Title:

Notices To:

Fortis Bank (Nederland) N.V.

Coolsingel 93

30122 AE Rotterdam

The Netherlands

Attention:  Maarten H. Schipper

Telephone:  31 10 401 9522

Facsimile:  31 10 401 9529

Email: maarten.schipper@nl.fortisbank.com

with a copy to:

Vedder, Price, Kaufman & Kammholz

Attention:  Lynne Gochanour, Esq.

222 North LaSalle Street

Chicago, Illinois  60601

Telephone:  312-609-7500

Facsimile:  312-609-5005

FORTIS BANK (NEDERLAND) N.V.,
as Security Agent

By
Name:
Title:

Notices To:

Fortis Bank (Nederland) N.V.

Coolsingel 93

30122 AE Rotterdam

The Netherlands

Attention:  Maarten H. Schipper

Telephone:  31 10 401 9522

Facsimile:  31 10 401 9529

Email: maarten.schipper@nl.fortisbank.com

with a copy to:

Vedder, Price, Kaufman & Kammholz

Attention:  Lynne Gochanour, Esq.

222 North LaSalle Street

Chicago, Illinois  60601

Telephone:  312-609-7500

Facsimile:  312-609-5005

CDC Finance – CDC IXIS

By
	Name:	Henri Malick
	Title:	Managing Director For
Financing Activities

Notices To:

Jean-Michel Chatel

Back Offices Loans and Structured Finance Manager

CDC Finance – CDC IXIS

26-28 Rue Neuve Tolbiac

75658 Paris Cedex 13

France

Telephone:  + 33 1 58 55 60 71

Facsimile:  + 33 1 58 55 60 82

Email:  jm.chatel@cdcixis.com

EXHIBIT A

BANKS’ REVOLVING LOAN COMMITMENTS AND PERCENTAGES

	Revolving Loan Commitment	Revolving Loan Commitment Percentage	Closing Fee
Fortis Bank	30,000,000	22%	0.004	120,000
National City Bank	30,000,000	22%	0.004	110,000
California Bank & Trust	20,000,000	14%	0.004	80,000
Wells Fargo Bank	15,500,000	11%	0.004	62,000
HSH Nordbank	15,000,000	11%	0.0025	37,500
City National Bank	10,000,000	7%	0.0025	25,000
CDC Finance – CDC IXIS	10,000,000	7%	0.0025	25,000
State Bank of India	8,000,000	6%	0.0025	20,000

TOTAL	$138,500,000	100%		$479,500

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